Contingencies and commitments	12 Months Ended
Dec. 31, 2018
Disclosure Of Commitments And Contingent Liabilities [Abstract]
Contingencies and commitments
	2018	2017
	US$m	US$m
Capital commitments excluding the Group's share of joint venture capital commitments
Within 1 year	1,742	2,052
Between 1 and 3 years	439	531
Between 3 and 5 years	66	58
After 5 years	36	-
Total	2,283	2,641

Group's share of joint venture capital commitments
Within 1 year	115	29
Between 1 and 3 years	1	-
Total	116	29

Our capital commitments include open purchase orders for managed operations and expenditure on major projects already authorised by our Investment Committee for non-managed operations. On a legally enforceable basis, capital commitments would be approximately US$0.4 billion (2017: US$0.5 billion) as many of the contracts relating to the Group’s projects have various cancellation clauses.

Unrecognised commitments to contribute funding or resources to joint ventures

We have a commitment to purchase and market a portion (in excess of the Group’s ownership interest) of the output of Sohar Aluminium Company L.L.C., an aluminium smelter in which the Group is a joint venture partner. The Group immediately sells the purchased products to third parties.

Along with the other joint venture partners, we have commitments to provide emergency funding (ie funding required to preserve the life or assets of the company or to comply with applicable laws) if required by Sohar Aluminium Company L.L.C., subject to approved thresholds.

At 31 December 2018, Minera Escondida Limitada held an undrawn shareholder line of credit for US$225 million (Rio Tinto share: 31 December 2017: US$225 million). The current facility will mature in September 2019.

Operating leases

The aggregate amounts of minimum lease payments under non-cancellable operating leases are as follows:

	2018	2017
	US$m	US$m
Within 1 year	475	397
Between 1 and 3 years	587	542
Between 3 and 5 years	270	313
After 5 years	385	593
Total	1,717	1,845

Operating leases include leases of dry bulk vessels and offices as well as other property, plant and equipment. The terms of lease payments vary, with a significant proportion being fixed rate and including renewal options. Leases for dry bulk vessels include costs for crewing services. The Group will implement IFRS 16 “Leases” as at 1 January 2019; refer to note 1.

Purchase obligations

The aggregate amount of future payment commitments under purchase obligations outstanding at 31 December was:

		Adjusted (a)
	2018	2017
	US$m	US$m
Within 1 year	2,804	2,874
Between 1 and 2 years	1,565	1,712
Between 2 and 3 years	1,344	1,401
Between 3 and 4 years	1,097	1,282
Between 4 and 5 years	882	1,026
After 5 years	9,358	11,185
Total	17,050	19,480

(a)The 2017 comparative has been amended to correctly reflect certain purchase obligations at 31 December 2017.  The impact is a reduction in future payment commitments of US$309 million.

Purchase obligations are enforceable and legally binding agreements to buy goods or services. They specify all significant terms, including: fixed or minimum quantities to be purchased or consumed; fixed, minimum or variable price provisions; and the approximate timing of the transactions.

Purchase obligations for goods mainly relate to purchases of raw materials and consumables and purchase obligations for services mainly relate to charges for the use of infrastructure, commitments to purchase power and freight contracts. These goods and services are expected to be used in the business. To the extent that this changes, a provision for onerous obligations may be made as described in note 1(i).

Purchases from joint arrangements or associates are included if the quantity purchased is in excess of our ownership interest in the entity. However, purchase obligations exclude contracted purchases of bauxite, alumina and aluminium from joint arrangements and associates and contracted purchases of alumina from third parties. This is because these purchases are made for commercial reasons and the Group is, overall, a net seller of these commodities.

As described above, we also have a commitment to buy and market a portion (in excess of our ownership interest) of the output of Sohar Aluminium Company L.L.C.

	2018	2017
	US$m	US$m
Contingent liabilities (subsidiaries and joint operations)
Indemnities and other performance guarantees (a) (b)	317	552

(a)

Indemnities and other performance guarantees represent the potential outflow of funds from the Group for the satisfaction of obligations including those under contractual arrangements (for example undertakings related to supplier agreements) not provided for in the balance sheet, where the likelihood of the guarantees or indemnities being called is assessed as possible rather than probable or remote.

(b)	There were no material contingent liabilities arising in relation to the Group’s joint ventures and associates.

Contingent liabilities

In October 2017, Rio Tinto announced that it had been notified by the US Securities and Exchange Commission (SEC) that the SEC had filed a complaint in relation to Rio Tinto’s disclosures and timing of the impairment of Rio Tinto Coal Mozambique (RTCM). The impairment was reflected in Rio Tinto’s 2012 year-end accounts. The SEC alleges that Rio Tinto, a former chief executive, Tom Albanese, and a former chief financial officer, Guy Elliott, committed violations of the anti-fraud, reporting, books and records and internal control provisions of the federal securities law by not accurately disclosing the value of RTCM and not impairing it when Rio Tinto published its 2011 year-end accounts in February 2012 or its 2012 interim results in August 2012.  In October 2017, an associated US class action was commenced on behalf of securities holders.

In March 2018, the Australian Securities and Investments Commission (ASIC) filed civil proceedings in the NSW District Registry of the Federal Court of Australia against Rio Tinto Limited, Albanese, and Elliott.  On 1 May 2018, ASIC expanded its proceedings. ASIC alleges that Rio Tinto committed violations of the disclosure, accounting, and misleading or deceptive conduct provisions of the Corporations Act by making misleading or deceptive statements related to RTCM in its 2011 Annual report and its 2012 interim financial statements, not complying with accounting standards in respect of its 2012 interim financial statements, and not disclosing an impairment of RTCM in its 2012 interim financial statements. ASIC further alleges Albanese and Elliott breached their duties as directors or officers, and failed to take all reasonable steps to comply with relevant accounting requirements.

Rio Tinto believes that the SEC case and the ASIC proceedings are unwarranted and that, when all the facts are considered by the courts, the claims will be rejected. Rio Tinto will defend the allegations vigorously.

In October 2017, Rio Tinto reached a settlement with the UK’s Financial Conduct Authority (FCA) related to the timing of the impairment of RTCM, with the FCA determining that Rio Tinto had breached the FCA's Disclosure and Transparency Rules, imposing a financial penalty on Rio Tinto of £27.4 million (US$36.4 million). It is important to stress that the FCA made no findings of fraud, or of any systemic or widespread failure by Rio Tinto. This separate FCA case is now closed.

In addition, Rio Tinto continues to co-operate fully with relevant authorities in connection with their investigations in relation to contractual payments totalling US$10.5 million made to a consultant who had provided advisory services in 2011 on the Simandou project in Guinea. In August 2018, the court dismissed a related US class action commenced on behalf of securities holders.

The outcomes of these matters remain uncertain, but they could ultimately expose the Group to material financial cost. The board is giving these matters its full and proper attention and a dedicated board committee continues to monitor the progress of these matters.

The Group is monitoring developments in relation to EU State Aid investigations including the EU Commission’s State Aid investigation into the UK’s Controlled Foreign Company taxation regime. The Group does not currently consider that any provision is required in relation to EU State Aid.

Notes to the 2018 financial statements
continued

31 Contingencies and commitments continued

Guarantees by parent companies

Rio Tinto plc and Rio Tinto Limited have, jointly and severally, fully and unconditionally guaranteed the following securities issued by the following 100% owned finance subsidiaries: US$4.4 billion (31 December 2017: US$5.8 billion) Rio Tinto Finance (USA) Limited and Rio Tinto Finance (USA) plc bonds with maturity dates up to 2042; and US$1.6 billion (31 December 2017: US$2.1 billion) on the European Debt Issuance Programme. In addition, Rio Tinto Finance plc and Rio Tinto Finance Limited have entered into facility arrangements for an aggregate amount of US$7.5 billion (31 December 2017: US$7.5 billion). The facilities are guaranteed by Rio Tinto plc and Rio Tinto Limited.

Rio Tinto plc has provided a guarantee, known as the completion support undertaking (CSU), in favour of the Oyu Tolgoi LLC project finance lenders. At 31 December 2018, US$4.3 billion of project finance debt was outstanding under this facility (2017: US$4.3 billion). Oyu Tolgoi LLC is jointly owned by Erdenes Oyu Tolgoi LLC (34%), which is controlled by the Government of Mongolia, and Turquoise Hill Resources Ltd (66%, of which Rio Tinto owns 51%). The project finance has been raised for development of the underground mine and the CSU will terminate on the completion of the underground mine according to a set of completion tests set out in the project finance facility.

The Rio Tinto guarantee applies to the extent that Turquoise Hill Resources Ltd cannot satisfy Oyu Tolgoi LLC’s project finance debt servicing obligations under its own guarantee to the lenders, called the sponsor debt service undertaking (DSU). Both the CSU and DSU contain a carve-out for certain political risk events.

Contingent assets

The Group has, from time to time, various insurance claims outstanding with reinsurers.